UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2024

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Accelerated Share Repurchase

On February 5, 2024 Premier, Inc. (the “Company”) entered into an Issuer Forward Repurchase Transaction agreement (the “ASR Agreement”) with Bank of America, N.A. (“BofA”) to repurchase an aggregate of $400 million of shares of the Company’s Class A common stock (the “common stock”). The accelerated share repurchase transaction under the ASR Agreement (the “ASR Transaction”) is being consummated as part of the Company’s new $1.0 billion Share Repurchase Authorization described in Item 7.01 of this report.

Under the terms of the ASR Agreement, the Company will make a payment of $400 million to BofA, and by February 9, 2024 will receive from BofA initial deliveries of (and will then retire) $320 million worth of common stock based on the closing price of the common stock on February 7, 2024. The final number of shares of common stock to be repurchased and retired under the ASR Transaction will be determined on completion of the transaction and will generally be based on the volume-weighted average share price of the common stock during the term of the ASR Transaction, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreement. The final settlement of the ASR Transaction is expected to be completed in the first quarter of the Company’s 2025 fiscal year. At settlement, under certain circumstances, BofA may be required to deliver additional shares of common stock to the Company, or, under certain circumstances, the Company may be required to make a cash payment or to deliver shares of its common stock to BofA.

The ASR Agreement contains the terms and provisions governing the ASR Transaction, which are customary for these types of transactions, and which include, but are not limited to, the mechanism used to determine the number of shares of common stock or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares, the circumstances under which BofA is permitted to make adjustments to valuation and calculation periods, various acknowledgements, representations and warranties made by the parties to one another, and the circumstances under which the ASR Agreement may be terminated early.

The foregoing description of the ASR Agreement and ASR Transaction is a summary and is qualified in its entirety by reference to the ASR Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition

On February 5, 2024, the Company issued a press release reporting the financial results of the Company for the three and six months ended December 31, 2023. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

As discussed in the financial results press release, the Company held a conference call and webcast on February 6, 2024. Supplemental slides referenced during the conference call and webcast were available on the Company’s website for viewing by call participants. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.3 and Exhibit 99.4, respectively, to this report and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

As noted in Item 2.02 of this report, the Company held a conference call and webcast on February 6, 2024, to discuss the Company’s operating results for the three and six months ended December 31, 2023, as reported in the Company’s February 5, 2024 financial results press release. A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call, is attached as Exhibit 99.1 to this report. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.3 and Exhibit 99.4, respectively, to this report and are incorporated herein by reference.

On February 5, 2024, the Company issued a press release announcing that the Company’s Board of Directors (the “Board”) has concluded its exploration of strategic alternatives. On February 5, 2024, in the same press release, the Company also announced that the Board has approved a new share repurchase authorization for up to $1 billion of the Company’s common stock (the “Share Repurchase Authorization”) and that the Company has entered into the ASR Transaction described in Item 1.01 of this report pursuant to the Share Repurchase Authorization.

A copy of the press release announcing the conclusion of the strategic review, the Share Repurchase Authorization, and the ASR Transaction is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

* * * *

The information discussed under Item 2.02 and Item 7.01 of this report, including Exhibits 99.1, 99.2, 99.3, and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Statements made in this report that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this report include, but are not limited to those related to: The Company’s ability to advance its long-term strategies and develop innovations for and transform healthcare; the Company’s ability to identify partners for its S2S Global and Contigo Health businesses and the potential benefits thereof to the Company, its business, financial condition, or financial results; the potential for share repurchases pursuant to the Share Repurchase Authorization, the ability to fund those share repurchases, and the potential benefits thereof; and the ability to complete the ASR Transaction, the number of shares of common stock purchased pursuant to that transaction, the expected completion date, and the potential benefits thereof, all of which could be affected by volatility or disruption in the capital markets or other factors. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on risks and uncertainties that could affect the Company’s business, achievements, performance, financial condition, and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of the Company’s Form 10-K for the year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q, including the Form 10-Q for the quarter ended December 31, 2023, all of which are made available on the Company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Issuer Forward Repurchase Transaction agreement dated February 5, 2024, between Premier, Inc. and Bank of America, N.A.

99.1	Press release of Premier, Inc. dated February 5, 2024

99.2	Press release of Premier, Inc. dated February 5, 2024

99.3	Transcript of fiscal 2024 second quarter earnings call of Premier, Inc.

99.4	Supplemental slides referenced during the fiscal 2024 second quarter earnings call of Premier, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Michael J. Alkire
	Name:	Michael J. Alkire
	Title:	President and Chief Executive Officer

Date: February 7, 2024